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Exhibit 99.2

AMENDED AND RESTATED

BYLAWS

OF

HAGGAR CORP.

(A Nevada Corporation)

ARTICLE I.

OFFICES

        Section 1.    Registered Office.    The address of the registered office of the Corporation in Nevada shall be One East First Street, Reno, Nevada 89501, and the registered agent at such address in charge thereof shall be Corporation Trust Company of Nevada, all of which shall be subject to change from time to time as permitted by law.

        Section 2.    Principal Business Office.    The address of the principal office of the Corporation for the conduct of business outside the State of Nevada shall be 6113 Lemmon Avenue, Dallas, Texas 75209.

        Section 3.    Other Offices.    The Corporation may also have other offices or places of business within or without the State of Nevada as the Board of Directors may from time to time designate.

ARTICLE II.

MEETINGS OF STOCKHOLDERS

        Section 1.    The Annual Meeting.    The annual meeting of stockholders for the election of directors shall be held within or without the State of Nevada on the date and at the time and place designated by the Board of Directors.

        Section 2.    Special Meetings.    Special meetings of the stockholders for any purpose or purposes may only be called by (i) the President, (ii) the Chairman of the Board of Directors, or (iii) pursuant to a resolution adopted by a majority of the total number of directors then constituting the Board. Stockholders shall have no right to call or request a special meeting. The purpose, date and time of any such special meeting of the stockholders shall be as set forth in the notice thereof. No business other than that stated in the notice shall be transacted at any special meeting.

        Section 3.    Place of Meetings.    Meetings of the stockholders shall be held at such place or places, within or without the State of Nevada, as may from time to time be designated by the Board of Directors or as shall be designated in the respective notices or waivers of notice thereof, unless otherwise specified in these Bylaws.

        Section 4.    Notice.    Notice of all meetings shall be mailed by the Secretary to each stockholder of record entitled to notice of or to vote at such meeting, at his last known post office address.

        Section 5.    Quorum and Voting.    The holders of a majority of the stock issued and entitled to vote shall constitute a quorum, but the holders of a smaller amount may adjourn from time to time without further notice, if the time and place of the adjourned meeting are announced at the meeting at which the adjournment is taken, until a quorum is secured. The affirmative vote of the holders of a majority of the stock entitled to vote on, and actually voted for or against, any matter at a meeting or any adjournment thereof at which a quorum is present shall be the act of the stockholders unless a different vote is required by these Bylaws, the Articles of Incorporation (as from time to time amended) or applicable statutory law.

        Section 6.    Conduct of Business.

          (a)  At each meeting of the stockholders, one of the following shall act as the chairman of the meeting and preside thereat, in the following order of precedence:

            (1)  the Chairman of the Board of Directors;

            (2)  the President;

            (3)  any other officer of the Corporation designated by the Board of Directors or the Executive Committee; or

            (4)  a stockholder of record of the Corporation who shall be chosen by the holders of a majority of the voting stock of the Corporation present in person or by proxy and entitled to vote at such meeting.

  The Secretary of the Corporation shall act as secretary and keep the minutes of each meeting of the stockholders unless the Secretary is presiding over or absent from such meeting. If the Secretary shall be presiding over or absent from any meeting of the stockholders, the chairman of such meeting shall appoint any Assistant Secretary or, if no Assistant Secretary is present at the meeting, any other person to act as the secretary and keep the minutes of such meeting.

          (b)  The order of business at each such meeting shall be as determined by the chairman of the meeting. The chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts and things as are necessary or desirable for the proper conduct of the meeting, including, without limitation, the establishment of procedures for the maintenance of order and safety, limitation on the time allotted to questions or comments on the affairs of the Corporation, restrictions on entry to such meeting after the time prescribed for commencement thereof and the opening and closing of the voting polls.

          (c)  The chairman of the meeting may appoint one or more inspectors of elections. The inspector or inspectors may (i) ascertain the number of shares outstanding and the voting power of each, (ii) determine the number of shares represented at a meeting and the validity of proxies or ballots, (iii) count all votes and ballots, (iv) determine any challenges made to any determination made by the inspector(s), and (v) certify the determination of the number of shares represented at the meeting and the count of all votes and ballots.

          (d)  The chairman of any meeting of stockholders may adjourn such meeting, without any vote or action by the stockholders, from time to time without further notice, if the time and place of the adjourned meeting are announced at the meeting at which the adjournment is taken and provided a new record date is not set.

        Section 7.    Voting.    Each stockholder entitled to vote shall, at every meeting of the stockholders, be entitled to one vote, in person or by proxy signed by him, for each share of voting stock held by him, but no proxy shall be valid after the expiration of six months from the date of its creation unless (i) it appears from the face of the proxy that it is coupled with an interest, or (ii) the stockholder specifies in the proxy a length of time for which it is to continue in force, which may not exceed seven years from the date of its creation. Such right to vote shall be subject to the right of the Board of Directors to fix a record date for determining stockholders entitled to vote.

        Section 8.    Stockholder Proposals and Nomination of Directors by Stockholders.

          (a)  Annual Meetings of Stockholders.

            (1)  Nominations of persons for election to the Board of Directors of the Corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders only (A) pursuant to the Corporation's notice of meeting (or any supplement thereto), (B) by or at the direction of the Board of Directors, or (C) by any stockholder of the Corporation who was a stockholder of record of the Corporation at the time the notice provided for in this Section 8 is delivered to the Secretary of the Corporation, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 8.

            (2)  For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (C) of paragraph (a)(1) of this Section 8, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and any such proposed business other than the nominations of persons for election to the Board of Directors must constitute a proper matter for stockholder action under applicable law, the Articles of Incorporation and these Bylaws. To be timely, a stockholder's notice shall be delivered to the Secretary at the principal executive offices of the Corporation (A) for the 2004 annual meeting of the stockholders and each subsequent annual meeting thereafter, not later than the close of business on the ninetieth day nor earlier than the close of business on the one hundred twentieth day prior to the first anniversary of the preceding year's annual meeting (provided, however, that in the event that the date of the annual meeting is more than thirty days before or more than seventy days after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the one hundred twentieth day prior to such annual meeting and not later than the close of business on the later of the ninetieth day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made by the Corporation), and (B) for the 2003 annual meeting of the stockholders, not later than sixty (60) days following the end of the fiscal year immediately preceding such annual meeting of stockholders. In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a stockholder's notice as described above. Such stockholder's notice shall set forth: (A) as to each person whom the stockholder proposes to nominate for election as a director (i) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to and in accordance with Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (ii) such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (B) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration), the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owners, if any, on whose behalf the proposal is made and all other information as may be required pursuant to and in accordance with Rule 14a-8 (or any successor thereof) promulgated under the Exchange Act; and (C) as to the stockholder giving the notice and the beneficial owners, if any, on whose behalf the nomination is made (i) the name and address of such stockholder, as they appear on the Corporation's books, and of such beneficial owners, (ii) the class and number of shares of capital stock of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owners, (iii) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination, and (iv) a representation whether the stockholder or the beneficial owners, if any, intends or is part of a group which intends (X) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation's outstanding capital stock required to approve or adopt the proposal or elect the nominee and/or (Y) otherwise to solicit proxies from stockholders in support of such proposal or nomination. The Corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Corporation. As used in these Bylaws, the shares "beneficially owned", or words of similar import, shall mean all shares as to which such person, together with such person's affiliates and associates (as defined in Rule 12b-2 under the Exchange Act), may be deemed to beneficially own pursuant to Rules 13d-3 and 13d-5 under the Exchange Act, as well as all shares as to which such person, together with such person's affiliates and associates, has a right to become the beneficial owner pursuant to any agreement or understanding, upon the exercise of warrants, options or rights to convey or exchange (whether such rights are exercisable immediately or only after the passage of time or the occurrence of conditions).

            (3)  Notwithstanding anything in paragraph (a)(2) of this Section 8 to the contrary, in the event that the Board of Directors proposes to increase the number of directors to be elected to the Board of Directors of the Corporation at an annual meeting and there is no public announcement by the Corporation naming the nominees for the additional directorships at least ten days prior to the last date that a stockholder notice may be timely delivered pursuant to paragraph (a)(2) of this Section 8, then a stockholder's notice required by this Section 8 shall also be considered timely, but only with respect to nominees for the additional directorships, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth day following the day on which such public announcement is first made by the Corporation.

          (b)  General.

            (1)  Only such persons who are nominated in accordance with the procedures set forth in this Section 8 shall be eligible to be elected at an annual meeting of stockholders of the Corporation to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures of this Section 8. Except as otherwise provided by law, the chairman of the meeting shall have the power and duty (A) to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 8 (including whether the stockholder or beneficial owner, if any, on whose behalf the nomination or proposal is made solicited (or is part of a group which solicited) or did not so solicit, as the case may be, proxies in support of such stockholder's nominee or proposal in compliance with such stockholder's representation as required by clause (a)(2)(B)(iv) of this Section 8) and (B) if any proposed nomination or business was not made or proposed in compliance with this Section 8, to declare that such nomination shall be disregarded or that such proposed business shall not be transacted. Notwithstanding the foregoing provisions of this Section 8, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual meeting of stockholders of the Corporation to present a nomination or the proposed business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that all procedures for such nomination have been complied with or that proxies in respect to such vote may have been received by the Corporation.

            (2)  For purposes of this Section 8, "public announcement" shall include disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document public filed by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act.

            (3)  Notwithstanding the foregoing provisions of this Section 8, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 8. Nothing in this Section 8 shall be deemed to affect any rights (A) of stockholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 promulgated under the Exchange Act or (B) of the holders of any series of Preferred Stock to elect directors pursuant to any express applicable provisions of the certificate of incorporation.

ARTICLE III.

DIRECTORS

        Section 1.    Number and Qualifications.    The property and business of the Corporation shall be managed and controlled by its Board of Directors. The Board of Directors shall consist of not less than five (5) nor more than fifteen (15) directors, the exact number within such minimum and maximum limits to be determined from time to time by resolution adopted by a majority of the total number of directors then authorized. No person who has attained the age of 67 years shall thereafter be eligible for election to the Board of Directors.

        Section 2.    Election, Term and Vacancies.    The directors shall be elected in the manner and for the term provided in the Articles of Incorporation (as from time to time amended). Any vacancy on the Board of Directors shall likewise be filled in the manner and for the term provided in the Articles of Incorporation (as from time to time amended).

        Section 3.    Removal.    Any director or directors may be removed, either with or without cause, at any time by the affirmative vote of stockholders representing not less than two-thirds (2/3) of the voting power of the issued and outstanding stock entitled to vote on the election of directors acting at a meeting called for that purpose at which a quorum is present.

        Section 4.    Powers.    Subject to the provisions of these Bylaws and the Articles of Incorporation (as from time to time amended), the Board of Directors shall have all such powers and authority as may be exercised by the board of directors of a corporation organized under the General Corporation Law of the State of Nevada including, without limiting the generality of the foregoing, any powers and authority granted by these Bylaws and the Articles of Incorporation (as from time to time amended) which may lawfully be granted thereby, and the following specific powers:

          (a)  To purchase or otherwise acquire property, rights or privileges for the Corporation, which the Corporation has the power to take, at such prices and on such terms as the Board of Directors may deem proper;

          (b)  To pay for such property, rights or privileges in whole or in part with money, stock, bonds, debentures or other securities of the Corporation, or by the delivery of other property of the Corporation;

          (c)  To create, make and issue mortgages, bonds, deeds of trust, trust agreements and negotiable or transferable instruments and securities, secured by mortgage or otherwise, and to do every act and thing necessary to effectuate the same;

          (d)  To appoint agents, clerks, assistants, factors, employees and trustees, and to dismiss them at its discretion, to fix their duties and emoluments and to change them from time to time and to require such security as the board may deem proper;

          (e)  To confer on any officer of the Corporation the power of selecting, discharging or suspending such employees;

          (f)    To fix the compensation of directors; and

          (g)  To determine by whom and in what manner the Corporation's bills, notes, receipts, acceptances, endorsements, checks, releases, contracts or other documents shall be signed.

        Section 5.    Meetings of Directors.    Immediately following each annual meeting of the stockholders, the Board of Directors shall meet for the purpose of organization, the election of officers and the transaction of any other business which may properly come before the meeting. No prior notice of such meeting shall be required to be given to any director, whether or not newly elected at such annual meeting of the stockholders.

        Regular meetings of the directors may be held within or without the State of Nevada at such time and place as may be fixed from time to time by resolution of the Board. No notice of regular meetings shall be required.

        Special meetings of the directors may be called by the Chairman of the Board of Directors or the President on three days' notice in writing or on five days' notice by telegraph to each director, and shall be called by the Chairman of the Board of Directors or the President in like manner on the written request of two directors. Special meetings of the directors may be held within or without the State of Nevada at such time and place as is indicated in the notice or waiver of notice thereof.

        Section 6.    Quorum.    A majority of the total number of directors then constituting the Board of Directors shall constitute a quorum of or the transaction of business, but a smaller number may adjourn from time, without further notice, until a quorum is secured.

        Section 7.    Vote Necessary to Act.    The vote of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

        Section 8.    Executive and Other Committees.

          (a)  The Board of Directors may, by resolution passed by a majority of the whole board, designate an Executive Committee and/or one or more other committees, each committee to consist of two or more of the directors of the Corporation. Any such committee, to the extent provided in the resolution or in these Bylaws, shall have and may exercise the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, except in reference to powers or authority expressly forbidden such a committee by applicable statutory law, and may authorize the seal of the Corporation to be fixed to all papers which may require it.

          (b)  In the absence or disqualification of any member of such committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

          (c)  The Executive Committee shall have and shall exercise, between the meetings of the Board of Directors, the full power and authority of the Board of Directors in the management of the business and affairs of the Corporation including, without limitation, the power and authority to declare a dividend and to authorize the issuance of stock, except in reference to power and authority expressly forbidden by applicable statutory law, and may authorize the seal of the Corporation to be affixed to all papers which require it; provided, however, that the Executive Committee shall not have the power or authority to fill vacancies in its own membership which vacancies shall be filled by the Board of Directors.

          (d)  The Executive Committee and such other committees shall meet at stated times or on not less than 24 hours notice given by any member of the committee. They shall fix their own rules of procedure. A majority shall constitute a quorum, but the affirmative vote of a majority of the whole committee shall be necessary in every case.

          (e)  Such other committees shall have and may exercise the powers and authority of the Board of Directors to the extent provided in such resolution or resolutions.

        Section 9.    Compensation.    The Board of Directors shall fix the compensation of directors.

        Section 10.    Action Without Meeting.    Any action permitted or required to be taken at any meeting of the Board of Directors may be taken by written consent without a meeting subject to and to the extent permitted by applicable Nevada law.

ARTICLE IV.

OFFICERS

        Section 1.    Officers Elected by Board.    The Board of Directors shall elect a Chairman of the Board, a President and a Chief Executive Officer, who shall be members of the Board; a Secretary, Treasurer, and such Vice Chairmen and Executive Vice Presidents as the Board shall see fit. The Board shall set the compensation of the officers elected by it, and such officers shall serve at the pleasure of the Board. Each such officer shall remain in office until his resignation, death, replacement or termination by the Board.

        Section 2.    Appointment of Other Officers.    The Chief Executive Officer or the President may appoint and set the powers, duties, titles and compensation of the Senior Vice Presidents, Vice Presidents and other officers as shall be determined to be appropriate to the conduct of the Corporation's business. Officers appointed under this Section 2 shall be officers of the Corporation. Each such officer shall serve until his retirement, resignation, death, replacement or termination by the Board, Chief Executive Officer or the President.

        Section 3.    Number of Offices.    Any number of offices may be held by the same person.

        Section 4.    Powers and Duties.    The officers shall have such powers and duties as are specified in these Bylaws as well as any other and additional powers and duties as may, from time to time, be specified by the Board of Directors.

        Section 5.    Terms.    The officers of the Corporation shall hold office until their successors are chosen and qualify or until their earlier death, resignation or removal. Any officer chosen or appointed by the Board of Directors may be removed immediately either with or without cause at any time by affirmative vote of a majority of the whole Board of Directors. If the office of any officer or agent becomes vacant for any reason, the vacancy shall be filled by the Board of Directors in the same manner as any officer or agent of this Corporation is chosen.

        Section 6.    Chairman of the Board.    The Chairman of the Board shall preside at all meetings of the Board at which he is present. He shall perform such other duties as may be assigned to him by the Board.

        Section 7.    President.    The President shall be the chief administrative officer of the Corporation. In the absence of the Chairman of the Board, he shall preside at all meetings of the Board and the stockholders. He shall execute bonds, mortgages and all other contracts or instruments requiring a seal, under the seal of the Corporation, except where required or permitted by law to be otherwise signed and executed, and except where the signing and execution thereof shall be expressly delegated by the Board to some other officer or agent of the Corporation.

        Section 8.    Chief Executive Officer.    The Chief Executive Officer of the Corporation shall have, subject only to the Board and the Executive Committee, general and active management and supervision of the business of the Corporation and shall see that all orders and resolutions of the Board and Executive committee are carried into effect. He shall have all powers and duties of supervision and management usually vested in the general manager of a Corporation, including the supervision and direction of all other officers of the Corporation and the power to appoint and discharge additional Division Presidents, Vice Presidents, and other agents and employees.

        Section 9.    Vice Presidents.    Each Vice President shall have such powers and perform such duties as the Board or the Executive Committee may from time to time prescribe, or as the President or the Chief Executive Officer may from time to time delegate to him. In the absence or disability of the President or Chief Executive Officer, a Vice President, in order of rank (currently Executive Vice

President, Senior Vice President, Vice President) designated by the Board or by the President or Chief Executive Officer shall perform the duties and exercise the powers of such absent or disabled officer.

        Section 10.    Secretary.    The Secretary shall attend all meetings of the shareholders and record all votes and the minutes of all proceedings in a book kept for that purpose. The Secretary shall perform like duties for the Board and the Executive Committee, when required. He shall give, or cause to be given, notice of all meetings of the shareholders and special meetings of the Board and shall perform such other duties as may be prescribed by the Board or as the President or the Chief Executive Officer may delegate to him. He shall keep in safe custody the seal of the Corporation.

        Section 11.    Assistant Secretaries.    Each Assistant Secretary, if any, shall have such powers and perform such duties as the Board may from time to time prescribe or as the President or Chief Executive Officer may from time to time delegate to him.

        Section 12.    Treasurer.    The Treasurer shall have custody of all corporate funds and securities, shall keep full and accurate accounts of corporate receipts and disbursements, and shall deposit all corporate moneys and other valuable effects in depositories as may be designated by the Board. He shall disburse the Corporation's funds as ordered by the Board, taking proper vouchers for such disbursements. He shall render to the President, Chief Executive Officer and Board, at the regular meetings of the Board, or whenever they may require it, an account of all his transactions as Treasurer and of the Corporation's financial condition, and shall perform such other duties as the Board may prescribe or as the President or Chief Executive Officer may delegate to him.

        Section 13.    Assistant Treasurers.    Each Assistant Treasurer, if any, shall have such powers and perform such duties as the Board may from time to time prescribe or as the President or Chief Executive Officer may delegate to him.

        Section 14.    Controller.    The Controller, if any, shall share with the Treasurer responsibility for the corporate financial and accounting books and records, shall report to the Treasurer, and shall perform such other duties as the Board may from time to time prescribe or as the President or the Chief Executive Officer may delegate to him.

        Section 15.    Bonding.    If the Board requires, an officer shall give the Corporation a bond, in such form, in such sum, and with such surety or sureties as shall be satisfactory to the Board, for the faithful performance of his duties and for the restoration to the Corporation, in case of his death, resignation, retirement or removal from office, of all corporate books, papers, vouchers, money and other property of whatever kind in his possession or under his control.

        Section 16.    Delegation of Duties and Other Officers.    In case of the absence or disability of any officer of the Corporation or for any other reason deemed sufficient by the Board, the Board of Directors may delegate his powers or duties to any other officer or to any director for the time being. The Board may elect any number of Assistant Secretaries and Assistant Treasurers who shall have such powers and shall perform such duties as shall be assigned to them, respectively, by the Board of Directors.

ARTICLE V.

LIMITATION OF LIABILITY AND INDEMNIFICATION

        Section 1.    Limitation of Liability.    No director or officer of the Corporation shall be liable to the Corporation or its stockholders for damages for breach of fiduciary duty as a director or officer, except that this Section does not eliminate or limit the liability of a director or officer for:

          (1)  acts or omissions which involve intentional misconduct, fraud or a knowing violation of the law; or

          (2)  the payment of distributions in violation of Section 78.300 of the Nevada General Corporation Law.

        Section 2.    Indemnification.

          (A)  This Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of this Corporation) by reason of the fact that he is or was a director or officer of this Corporation, or is or was serving at the request of this Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of this Corporation, and, with respect to any criminal action or proceeding, has no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of this Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

          (B)  This Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of this Corporation to procure a judgment in its favor by reason of the fact that he is or was a director or officer of this Corporation, or is or was serving at the request of this Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise against expenses including amounts paid in settlement and attorneys' fees actually and reasonably incurred by him in connection with the defense or settlement of the action or suit if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of this Corporation and except that no indemnification shall be made if a final adjudication establishes that his acts or omissions involved intentional misconduct, fraud or a knowing violation of the law and was material to the cause of action, unless (and only to the extent that) the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

          (C)  To the extent that any director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections (A) and (B), or in defense of any claim, issue or matter therein, he must be indemnified by the Corporation against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense.

          (D)  Any indemnification under subsections (A) and (B), unless ordered by a court or advanced pursuant to subsection (E), must be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances. The determination must be made:

            (1)  By the stockholders;

            (2)  By the Board of Directors by majority vote of a quorum consisting of directors who were not parties to the act, suit or proceeding;

            (3)  If a majority vote of a quorum consisting of directors who were not parties to the act, suit or proceeding so orders, by independent legal counsel in a written opinion; or

            (4)  If a quorum consisting of directors who were not parties to the act, suit or proceeding cannot be obtained, by independent legal counsel in a written opinion.

          (E)  Expenses incurred by a person who is or was a director or officer of this Corporation, or is or was serving at the request of this Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, in defending a civil or criminal action, suit or proceeding must be paid by the Corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the Corporation.

          (F)  The right of indemnification provided by this ARTICLE V shall apply as to action by any person in his official capacity and as to action in another capacity while holding such office and shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

          (G)  The right of indemnification and advancement of expenses authorized in or ordered by a court pursuant to Section 78.751 of the Nevada General Corporation Law does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under the Articles of Incorporation or any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, for either an action in his official capacity or an action in another capacity while holding his office, except that indemnification, unless ordered by a court pursuant to (B) or for the advancement of expenses made pursuant to subsection (E), may not be made to or on behalf of any director or officer if a final adjudication establishes that his acts or omissions involved intentional misconduct, fraud or a knowing violation of the law and was material to the cause of action.

ARTICLE VI.

MISCELLANEOUS

        Section 1.    Certificates of Stock.    Certificates of stock shall be signed by the President, Chief Executive Officer or a Vice President and either the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary. If a certificate of stock be lost or destroyed, another may be issued in its stead upon proof of loss or destruction and the giving of a satisfactory bond of indemnity in an amount sufficient to indemnify the Corporation against any claim. A new certificate may be issued without requiring bond, when in the judgment of the directors, it is proper to do so.

        Section 2.    Transfer of Stock.    All transfers of stock of the Corporation shall be made upon its books by the holder of the shares in person or by his lawfully constituted representative, upon surrender of certificates of stock for cancellation.

        Section 3.    Fixing Date for Stockholders of Record.    In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty nor less than ten days before the date of such meeting, nor more that sixty days prior to any other action.

        Section 4.    Stockholders of Record.    The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and accordingly shall not be bound to recognize any equitable or other claim to or interest in such shares on the part of any other person whether or not it shall have express or other notice thereof, save as expressly provided by the laws of Nevada.

        Section 5.    Corporate Seal.    The corporate seal shall have inscribed thereon the name of the Corporation, the year of is incorporation and the words "Corporate Seal Nevada."

        Section 6.    Fiscal Year.    The fiscal year of the Corporation shall begin on the first day of October in each year.

        Section 7.    Dividends.    Dividends upon the capital stock may be declared either by the Board of Directors at any regular or special meeting or in the manner otherwise provided by the Board and may be paid in cash or in property or in shares of the capital stock. Before the payment of any dividend or the making of any distribution of profits, a reserve or reserves may be set apart out of any of the funds of the Corporation available for dividends for any proper purpose, and any such reserve or reserves may be altered or abolished.

        Section 8.    Checks for Money.    All checks, drafts or orders for the payment of money shall be signed by the Treasurer or by such other officer or officers or such other person or persons as the Board of Directors may from time to time designate. No check shall be signed in blank.

        Section 9.    Books and Records.    The books, records and accounts of the Corporation, except as may otherwise be required by the laws of the State of Nevada, may be kept within or without the State of Nevada, at such place or places as may from time to time be designated by the Bylaws or by resolution of the directors.

        Section 10.    Notices.    Notice required to be given under the provisions of these Bylaws to any director, officer or stockholder shall not be construed to mean actual notice, but may be given in writing by depositing the same in a post office or letter box, in a postpaid sealed wrapper, addressed to such stockholder, officer or director at such address as appears on the books of the Corporation, and such notice shall be deemed to be given at the time when the same shall thus be mailed. Any stockholder, officer or director may waive, in writing, any notice required to be given under these Bylaws, whether before or after the time stated therein.

ARTICLE VII.

AMENDMENT OF BYLAWS

        Except as otherwise provided by the General Corporation Law of Nevada, the Board of Directors of the Corporation shall have the exclusive power to make, alter, amend or repeal these Bylaws or to adopt new Bylaws, from time to time, by an affirmative vote of a majority of the Board of Directors as then constituted. These Bylaws may be amended, altered, repealed or added to at any annual, regular or special meeting of the Board of Directors called for that purpose.

I, the undersigned, being the Assistant Secretary of the Corporation, do hereby certify that the foregoing are the Bylaws of the Corporation, as adopted by the Board of Directors of said Corporation on and effective as of October 10, 2002.
/s/ ROBERT C. QUALLS Robert C. Qualls, Assistant Secretary

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  Exhibit 99.2
AMENDED AND RESTATED BYLAWS OF HAGGAR CORP. (A Nevada Corporation)
ARTICLE I. OFFICES
ARTICLE II. MEETINGS OF STOCKHOLDERS
ARTICLE III. DIRECTORS
ARTICLE IV. OFFICERS
ARTICLE V. LIMITATION OF LIABILITY AND INDEMNIFICATION
ARTICLE VI. MISCELLANEOUS
ARTICLE VII. AMENDMENT OF BYLAWS